DIEBOLD CREDIT CORPORATION

                                 LEASE SCHEDULE

  Lease Schedule No. 002                               Dated:  April 20, 1998

  Under Master Lease Agreement No. 10319               Dated:  February 28, 1998

This Lease Schedule is executed pursuant to the subject Master Lease Agreement ("Master Lease"), the terms and conditions of which are incorporated herein by reference. The equipment described in Schedule A hereto ("the Equipment") is leased pursuant to the terms and conditions of this Lease Schedule and the Master Lease.

LESSEE:                                      LESSOR:

UNIVERSAL MONEY CENTERS, INC.                DIEBOLD CREDIT CORPORATION

6800 SQUIBB RD                               5995 MAYFAIR ROAD

OVERLAND PARK, KS  66202                     NORTH CANTON, OH  44720

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Equipment Description, Cost, and Location: Stated on Schedule A, attached hereto and incorporated herein.

Stipulated Loss Value: Stated on Exhibit, 1 attached hereto and incorporated herein.

Acceptance Date: As stipulated on the Acceptance Certificate referring to this Lease Schedule to be separately executed by Lessee upon delivery and acceptance of the Equipment and acknowledged by Lessor. Use of the Equipment in production by Lessee may be treated by Lessor, in its discretion, as conclusive evidence of acceptance of the Equipment. Regardless of the status of the installation, the Equipment shall be deemed in all cases to be accepted, and the Acceptance Date established, no later than 60 days after shipment of the Equipment to Lessee.

Lease Term: Commences on the Acceptance Date and continues for 60 months after the Basic Rent Commencement Date.

Basic Rent Commencement Date: 1st day of the month immediately following the Acceptance Date of the Lease Schedule.

Rent:  An amount equal to the sum of:
      (i) Interim Rent in an amount equal to 1/30th of the Basic Rent (defined below) multiplied by the number of days from and including the Acceptance Date to the Basic Rent Commencement Date, which amount shall be payable on the Basic Rent Commencement Date and
      (ii) 60 monthly rental payments each in the amount of $1,764.01 or, if different, in the amount set forth on the Acceptance Certificate ("Basic Rent") plus any applicable sales/use tax commencing on the Basic Rent Commencement Date and on the 1st day of each month thereafter ("Rent Payment Date") for the entire Lease Term.

In the event that the Basic Rent set forth in the Acceptance Certificate, as prepared by Lessor, differs from that set forth herein, the Basic Rent shall be as set forth in the Acceptance Certificate.

The parties agree that this lease is a "finance lease" as defined by Article 2A-103(g) of the Uniform Commercial Code. Lessee acknowledges that it has either
a) received, reviewed and approved any written supply contract from the manufacturer or supplier ("Supplier") covering the Equipment purchased from Supplier by Lessor for lease to Lessee, or b) has been informed of the identity of the Supplier, that it may have rights under the supply contract, and that Lessee may contact Supplier for a description of any such rights.

This Lease Schedule will apply only to Equipment accepted on or before ________________, (the "Commitment Expiration Date").

Dated as of _________________________      By execution hereof, the signer
                                           certifies that he/she has read,
                                           accepted and duly executed this Lease
                                           Schedule to the Master Lease
                                           Agreement on behalf of Lessee.

LESSOR:  DIEBOLD CREDIT CORPORATION       LESSEE: UNIVERSAL MONEY CENTERS, INC.

By: /s/ Robert J. Warren                  By:  /s/ Dave Windhorst
    _______________________________             ______________________________

Title:  Vice President & Treasurer        Title: President
      _____________________________             ______________________________